UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

Annual Report

February 28, 2017

Collins Long/Short Credit Fund
Institutional Class
(CCLIX)

Class A
(CLCAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	13

SCHEDULE OF SECURITIES SOLD SHORT	17

STATEMENT OF ASSETS AND LIABILITIES	18

STATEMENT OF OPERATIONS	19

STATEMENTS OF CHANGES IN NET ASSETS	20

FINANCIAL HIGHLIGHTS	21

NOTES TO FINANCIAL STATEMENTS	23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	33

NOTICE OF PRIVACY POLICY & PRACTICES	34

ADDITIONAL INFORMATION	35

Dear Shareholder,

Enclosed please find the results for the 2017 fiscal year for the Collins Long/Short Credit Fund (the “Fund”).  For the fiscal year ended February 28, 2017, the Fund returned 8.42% for the Institutional Class shares and 8.13% for the Class A shares.  The Bloomberg Barclays US Corporate High Yield Total Return Index1 was up 21.83%, while the Fund’s benchmark index, the Barclays US Aggregate Total Return Bond Index1 was up 1.42%. At the end of February 2017, the Fund’s gross and net exposures were 67.0% and 66.4%, respectively.

Market Commentary

The surprise election results in November, bringing control of the presidency, Congress and a majority of governorships to the Republican party, sparked a powerful stock market rally into year-end. While renewed hopes for economic growth also stirred up inflationary fears and a sell-off in treasuries, the high yield market ignored this interest rate risk and rallied in concert with the equity markets. As we have been saying for quite some time, historically wide high yield spreads1, which averaged about 680 basis points1 (bps) over treasuries during the first 9 months of the year, appeared to us to have significant inflation risk cushion built in at those levels. However, spreads compressed to 567 bps at the end of September and tightened a further 95 bps, to finish 2016 at 472 bps. Most of this spread compression, in the latter part of 2016, was due to the treasury sell off.

While we continue to expect the US economy to grow at a moderate pace in 2017, extending an already prolonged recovery cycle which will likely enter its 9th year over the coming months, we are growing more cautious on the long-only opportunity in the high yield markets. If we assume just two interest rate increases this year and no movement in high yield pricing levels, we could see a further compression in high yield spreads down to the low 400’s. Historically, high yield has never traded much tighter than about 300 bps over US treasuries, as measured by the Credit Suisse High Yield Index II Spread-to-Worst1, and these ultimate tights have mostly occurred at the top of recovery cycles. Since interest rates are still very low by historical standards, we would argue that spreads are unlikely to get to the ultimate tights of 300 bps as they may anticipate further treasury declines, so in essence 400 may be the new 300.

We believe that various sectors that rallied strongly last year but may experience turbulence going forward could provide very compelling shorting opportunities this year. These sectors include energy, other basic commodities and retail, among others. Overall, we expect high yield to continue to generate positive returns in 2017 but that we will see a significant increase in idiosyncratic short catalysts providing our strategy with a more compelling mix of both long and short opportunities than we have seen over the past few years.

Portfolio Construction:

At the end of February 2017, our long book consisted of 31 individual credits across 16 industry groups.  The current yield of our long book was above that of the high yield market but with a significantly shorter duration1.  We have begun adding new short exposure and are holding higher than normal cash balances to take advantage of the volatility that has entered the markets during the first quarter of 2017.

Portfolio Highlights:

During the year we traded out of a few names that hit our exit targets and had a few relatively large bond positions either called or matured causing a temporary decline in our net exposure by year end, 2016. Average pricing generally contributed about one-third to our net returns, with the remaining two-thirds generated from the coupon. We did suffer a few losses of 5%+ which were more than offset by gains in other positions. The losses were concentrated in two healthcare names that came under pressure due to uncertainty over regulations under the new administration. Below are some recent highlights:

Healthcare Exposure:

Early in 2016 we invested in the bonds of a large international specialty biopharmaceuticals developer and marketer. As of Feb 28, 2017, our exposure is about 2.3% of AUM; on the low side for a single name within our strategy. The credit generates very high levels of free cash flow and we believe it operates in a recession resistant sector. We reasoned the bonds would perform well during the latter years of a recovery, and that free cash flow could be used to deleverage the credit for potential ratings upgrades over the next 1-2 years. The election year proved a challenge to this thesis as both the republican and democratic presidential nominees sent moderate to strong messages indicating displeasure with rapidly rising drug costs. The bonds had been trading relatively well for most of the year, but dropped - in the latter part of 2016 - as its drug pricing policies came under scrutiny. We believe the bond declines were further exacerbated by another high profile company within the same industry that had been charged with fraudulent practices. We believe that the company should continue to generate strong cash flows and the credit should strengthen during the course of 2017. However, we are cognizant of the heightened public and media scrutiny over these issues and may choose to lighten our exposure and potentially seek a more attractive entry point at some point in the future. In this case, it is very difficult to ascertain the ultimate downside of a solidly performing credit during a period of public debate over an issue that will likely drag out for several quarters. We prefer to aim to protect our investors’ capital in these situations and re-enter when we believe the risk/reward is skewed more in our favor.

Floating Rate Instruments:

With interest rate risk heating up, we added three positions in floating rate bank debt over the past five months totaling 6.2% of AUM, at 02/28/17. Many high yield bank loans provide an interest rate floor of 1% or higher, and then add a specific spread to that floor. The floor is tied to the 3-month LIBOR1 rate. These floors were not interesting when LIBOR was hovering around 0.25%, as the interest rate on the loans would only increase once LIBOR rose above the floor. Today, LIBOR is at about 1.1% and any increases in LIBOR will then add to the interest rate of our bank loans. We will not go into detail on each loan here as we just wanted to highlight the pivot in our portfolio to more floating rate instruments. All of the bank loans we currently own are first lien senior secured debt in their respective capital structures, and we believe the companies all have strong underlying credit fundamentals. All three loans are trading at higher prices today than when we purchased them.

Refinancing:

In mid-2015 we had originally written about a chemical company that we believed had been unfairly punished by the precipitous drop in oil prices due to its exposure to resin coated proppants used in the energy fracking business. Our thesis at the time was that while the proppants business would indeed suffer, the rest of its business would more than offset these losses due to their use of oil as a main input cost. At the end of 2016, we had a 4.9% combined position in the company’s 1st lien and 1.5 lien notes. The company performed as we expected in 2016 and returned double digit gains including healthy interest payments of 10% and 8.875% on the two notes, respectively. In January 2017, the company completed a refinancing of its 8.875% 1.5 lien notes through the issuance of new first lien and 1.5 lien notes. Given our exposure to the notes that were being called, we were allocated a generous amount of the new issues, both of which immediately traded up by 3-4 points. We continue to believe the credit should perform well and will maintain a core position at the upper end of the company’s capital structure.

Conclusion:

In our prior semi-annual letter, we concluded that the economy was still growing slowly but steadily and that high yield spreads of 540 bps were still attractive given our expectations for further economic growth and a measured pace of rate hikes. The particularly slow growth we have experienced in this recovery cycle appears to be self-sustaining as it does not produce the over-investment in industry that eventually leads to recessions. However, with the JP Morgan Domestic High Yield Index1 having compressed to 482 bps as of this writing, we are adopting a more cautious stance on further potential price appreciation. All things equal, our expectation for two interest rate hikes this year will compress spreads even further to levels that may not compensate investors for the risks after eight full years of recovery.

We believe that idiosyncratic credit picking and portfolio construction will play more important roles this year. We have already pivoted a portion of our long book to secured floating rate bank debt and will continue our focus on shorter duration opportunities in our fixed rate long book. At the same time, we believe several industries, including energy, basic commodities and retail may have gotten ahead of themselves in last year’s strong rally and we expect to build up our short book with deteriorating or mispriced credits whose bonds may have run up to levels that present good asymmetric risk to the downside.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

1 Definitions: The Bloomberg Barclays US Aggregate Total Return Bond Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. The Bloomberg Barclays US Corporate High Yield Total Return Index measures the US Dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of the credit rating agencies is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The Credit Suisse High Yield Index II Spread-to-Worst is designed to mirror the investable universe of the US dollar-denominated high yield debt market. The J.P. Morgan Domestic High Yield Index is designed to mirror the investable universe of the US dollar domestic high-yield corporate debt market, including issues of US and Canadian domiciled issuers. The Domestic Index is a subset of the J.P. Morgan Global High Yield Index. A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001). Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point. Duration is a measure of the sensitivity of the price of a bond to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. LIBOR is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world. Spread or Spread-to-Worst (as used here) is the yield spread, which refers to the difference between the annual rate of return of an investment and a US Treasury instrument of a comparable maturity. The intention is to indicate the additional yield for making an investment in a risky asset.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), the Fund is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The value of ETNs may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in asset backed, mortgage backed, and collateralized mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Credit ratings are subject to change. The credit quality of investments in the portfolio does not apply to the stability or safety of the Fund or its shares. As the term implies, credit rating informs investors of a bond’s credit worthiness, or risk of default. An investment grade rating is not a guarantee that a bond will not default.

Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS LONG/SHORT CREDIT FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only), shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/16 – 2/28/17).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS LONG/SHORT CREDIT FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/16	2/28/17	9/1/16 – 2/28/17*
Actual**	$1,000.00	$1,019.80	$7.51
Hypothetical (5% return
before expenses)***	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 1.45%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $7.26.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $7.25.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/16	2/28/17	9/1/16 – 2/28/17*
Actual**	$1,000.00	$1,018.30	$8.81
Hypothetical (5% return
before expenses)***	$1,000.00	$1,016.07	$8.80

*
Expenses are equal to the Fund’s annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 1.70%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $8.51.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $8.50.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of February 28, 2017 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Returns as of February 28, 2017

		Since Inception
	One Year	(2/27/15)
Institutional Class Shares	8.42%	3.01%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	1.42%	1.46%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*	Inception Date

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of February 28, 2017

		Since Inception
	One Year	(2/27/15)
Class A Shares (with sales charge)	2.74%	0.11%
Class A Shares (without sales charge)	8.13%	2.72%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	1.42%	1.46%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*	Inception Date
**	Reflects 5.00% initial sales charge.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments

February 28, 2017

	Principal
	Amount	Value

BANK LOANS – 6.42%
Autoparts Holdings Corp.
7.750%, 12/23/2021 (a)(d)	$750,000	$751,406
Peabody Energy Corp.
4.250%, 09/24/2020 (a)(d)(h)(i)	3,000,000	3,042,435
Reddy Ice Holdings, Inc.
6.753%, 05/01/2019 (a)(d)	1,248,408	1,235,925
TOTAL BANK LOANS (Cost $4,908,587)		5,029,766

CORPORATE BONDS – 59.86%

Accommodation – 4.35%
Caesars Growth Properties Holdings LLC
9.375%, 05/01/2022	2,000,000	2,170,000
Chester Downs & Marina LLC
9.250%, 02/01/2020 (Acquired 05/23/2016 through 07/11/2016,
Cost $1,144,094) (b)	1,225,000	1,238,009
		3,408,009

Beverage and Tobacco Product Manufacturing – 1.07%
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc.
10.625%, 08/01/2018 (Acquired 03/06/2015 through 07/26/2016,
Cost $877,398) (b)	890,000	841,050

Broadcasting (except Internet) – 1.36%
Sirius XM Radio, Inc.
6.000%, 07/15/2024 (Acquired 12/20/2016, Cost $1,046,338) (b)	1,000,000	1,067,500

Chemical Manufacturing – 15.40%
Hexion 2 US Finance Corp.
13.750%, 02/01/2022 (Acquired 01/25/2017, Cost $1,250,000) (b)	1,250,000	1,218,750
Hexion, Inc.
8.875%, 02/01/2018	4,135,000	4,141,202
10.000%, 04/15/2020	710,000	718,875
10.375%, 02/01/2022 (Acquired 01/25/2017, Cost $2,500,677) (b)	2,500,000	2,587,500
Kraton Polymers LLC
10.500%, 04/15/2023 (Acquired 05/23/2016 through 02/17/2017,
Cost $3,327,239) (b)	2,999,000	3,411,363
		12,077,690

Clothing and Clothing Accessories Stores – 4.69%
Hot Topic, Inc.
9.250%, 06/15/2021 (Acquired 01/06/2017 through 01/10/2017,
Cost $2,162,455) (b)	2,055,000	2,096,100

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 28, 2017

	Principal
	Amount	Value

CORPORATE BONDS – 59.86% (Continued)

Clothing and Clothing Accessories Stores – 4.69% (Continued)
HT Intermediate Holdings Corp.
12.000%, 05/15/2019 (Acquired 03/09/2015 through 10/17/2016,
Cost $1,588,353) (b)(d)	$1,561,000	$1,580,512
		3,676,612

Food Services and Drinking Places – 3.09%
Jo-Ann Stores LLC
8.125%, 03/15/2019 (Acquired 01/25/2017 through 02/27/2017,
Cost $2,415,056) (b)	2,417,000	2,420,021

Machinery Manufacturing – 0.75%
Cleaver-Brooks, Inc.
8.750%, 12/15/2019 (Acquired 03/04/2016 through 05/24/2016,
Cost $546,669) (b)	563,000	588,335

Mining (except Oil and Gas) – 3.42%
Westmoreland Coal Co.
8.750%, 01/01/2022 (Acquired 09/16/2015 through 02/27/2017,
Cost $2,573,532) (b)	2,909,000	2,683,553

Miscellaneous Manufacturing – 2.40%
Mallinckrodt International Finance SA
5.750%, 08/01/2022 (Acquired 03/22/2016 through 05/24/2016,
Cost $519,414) (b)(e)	550,000	541,750
4.750%, 04/15/2023 (e)	1,500,000	1,342,500
		1,884,250

Nonmetallic Mineral Product Manufacturing – 1.12%
Ardagh Packaging Finance PLC
6.250%, 01/31/2019 (Acquired 09/27/2016, Cost $876,793) (b)(e)	865,000	879,757

Paper Manufacturing – 3.20%
PaperWorks Industries, Inc.
9.500%, 08/15/2019 (Acquired 08/02/2016 through 08/04/2016,
Cost $519,989) (b)	538,000	447,885
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	2,000,000	2,062,500
		2,510,385

Plastics and Rubber Products Manufacturing – 1.60%
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	1,200,000	1,257,000

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 28, 2017

	Principal
	Amount	Value

CORPORATE BONDS – 59.86% (Continued)

Real Estate – 1.85%
Homefed Corp.
6.500%, 06/30/2018 (Acquired 08/03/2016 through 08/29/2016,
Cost $1,443,820) (b)	$1,442,000	$1,449,155

Sporting Goods, Hobby, Musical Instrument,
and Book Stores – 2.29%
Guitar Center, Inc.
6.500%, 04/15/2019 (Acquired 10/20/2016 through 01/06/2017,
Cost $1,851,007) (b)	2,000,000	1,795,000

Support Activities for Agriculture and Forestry – 3.76%
PetSmart, Inc.
7.125%, 03/15/2023 (Acquired 08/09/2016 through 12/16/2016,
Cost $3,131,634) (b)	3,000,000	2,951,250

Telecommunications – 5.98%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (Acquired 03/23/2015 through 01/26/2017,
Cost $1,798,570) (b)	1,854,000	1,891,080
Sprint Communications, Inc.
9.125%, 03/01/2017	2,800,000	2,800,000
		4,691,080

Transportation Equipment Manufacturing – 3.53%
International Automotive Components Group SA
9.125%, 06/01/2018 (Acquired 01/31/2017 through 02/09/2017,
Cost $2,761,526) (b)(e)	2,750,000	2,767,188
TOTAL CORPORATE BONDS (Cost $46,762,658)		46,947,835

CORPORATE BOND STUBS – 1.21%

Automobiles & Components – 1.21%
DPH Holdings Corp.
Escrow (c)(e)(j)	20,000,000	944,000
TOTAL CORPORATE BONDS STUBS (Cost $944,000)		944,000

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
MONEY MARKET FUND – 33.96%
Fidelity Institutional Money Market Funds –
Government Portfolio – Class Institutional 0.450% (f)(g)	26,632,840	$26,632,840
TOTAL MONEY MARKET FUND (Cost $26,632,840)		26,632,840
Total Investments (Cost $79,248,085) – 101.45%		79,554,441
Liabilities in Excess of Other Assets – (1.45)%		(1,136,056)
TOTAL NET ASSETS – 100.00%		$78,418,385

Percentages are stated as a percent of net assets.

(a)	Variable rate security. The rate shown is as of February 28, 2017.
(b)
Denotes a security is either fully or partially restricted for resale.  The aggregate value of restricted securities at February 28, 2017 was $32,455,758 which represented 41.39% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities are deemed liquid using procedures established by the Board of Trustees.

(c)	Represents a security in default.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Foreign issued security.
(f)	All or a portion of this security is pledged as collateral for securities sold short.
(g)	Seven day yield as of February 28, 2017.
(h)	Partially unfunded bank loan. Unsettled loan committents total $2,661,518. (See Note 2)
(i)	Parent company of security filed for bankruptcy on April 12, 2017.
(j)	Securities are fair valued by management as of February 28, 2017. See Note 2. Such securities are deemed liquid using procedures established by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

February 28, 2017

	Principal
	Amount	Value
SECURITIES SOLD SHORT

Cable and Other Subscription Programming
CSC Holdings LLC
5.250%, 06/01/2024(1)	$(1,000,000)	$(1,008,750)

Wired Telecommunications Carriers
Frontier Communications Corp.
8.875%, 09/15/2020(1)	(250,000)	(265,937)
TOTAL SECURITIES SOLD SHORT (Proceeds $1,273,120)		$(1,274,687)

(1)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Assets and Liabilities

February 28, 2017

ASSETS
Investments, at value (cost $79,248,085)	$79,554,441
Receivables:
Investments sold	2,106,055
Fund shares sold	416,829
Dividends and interest	1,062,547
Deposits for securities sold short (Note 2)	250,380
Other assets	20,408
TOTAL ASSETS	83,410,660
LIABILITIES
Short securities, at value (premiums received $1,273,120)	1,274,687
Payables:
Investments purchased	3,546,627
To advisor	43,588
To affiliates	47,564
Interest on short positions	23,648
Fund shares redeemed	13,439
Distribution fees	482
Shareholder service fees	5,045
Accrued expenses and other liabilities	37,195
TOTAL LIABILITIES	4,992,275
NET ASSETS	$78,418,385
Net assets consist of:
Paid-in capital	$77,767,467
Accumulated net investment income	435,817
Accumulated net realized loss	(89,688)
Net unrealized appreciation (depreciation) on:
Investments	306,356
Securities sold short	(1,567)
NET ASSETS	$78,418,385
INSTITUTIONAL CLASS SHARES
Net assets	$77,183,349
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,723,661
Net asset value, offering, and redemption price per share	$9.99
CLASS A SHARES
Net assets	$1,235,036
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	123,853
Net asset value, offering, and redemption price per share(1)	$9.97
Maximum offering price per share (Net asset value per
share divided by 0.9500)(2)	$10.49

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases of Class A shares greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Operations

For the Year Ended February 28, 2017

INVESTMENT INCOME
Dividend income	$43
Interest income	1,964,215
TOTAL INVESTMENT INCOME	1,964,258
EXPENSES
Investment advisory fees	490,571
Administration and accounting fees	102,277
Transfer agent fees and expenses	55,179
Broker expense	35,758
Federal and state registration fees	33,092
Legal fees	24,788
Shareholder servicing fees – Institutional Class	24,378
Interest expenses	20,706
Audit and tax fees	18,911
Chief Compliance Officer fees	12,814
Pricing fees	8,523
Custody fees	6,169
Dividend expense	6,081
Reports to shareholders	5,624
Trustees’ fees	5,608
Distribution fees – Class A	2,726
Shareholder servicing fees – Class A	1,252
Other expenses	7,028
TOTAL EXPENSES	861,485
Less waivers and reimbursement by Adviser (Note 4)	(305,052)
NET EXPENSES	556,433
NET INVESTMENT INCOME	1,407,825
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	163,198
Securities sold short	(47,744)
115,454
Net change in unrealized appreciation (depreciation) on:
Investments	565,596
Securities sold short	2,999
568,595
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	684,049
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,091,874

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
FROM OPERATIONS
Net investment income	$1,407,825	$209,316
Net realized gain (loss) on:
Investments	163,198	(124,866)
Securities sold short	(47,744)	36,827
Net change in unrealized appreciation (depreciation) on:
Investments	565,596	(259,240)
Securities sold short	2,999	(4,566)
Net increase (decrease) in net assets from operations	2,091,874	(142,529)

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(1,005,118)	(137,894)
Net investment income – Class A	(32,703)	(7,749)
Net realized gain on investments – Institutional Class	(91,550)	(20,287)
Net realized gain on investments – Class A	(1,862)	(1,264)
Net decrease in net assets resulting from distributions paid	(1,131,233)	(167,194)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	74,447,606	8,211,280
Proceeds from shares sold – Class A	199,733	1,096,001
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	489,500	120,661
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	33,559	9,013
Payments for shares redeemed – Institutional Class	(5,669,974)	(1,033,158)
Payments for shares redeemed – Class A	(79,428)	(57,326)
Net Increase in net assets from capital share transactions	69,420,996	8,346,471
TOTAL INCREASE IN NET ASSETS	70,381,637	8,036,748

NET ASSETS:
Beginning of Year	8,036,748	—
End of Year	$78,418,385	$8,036,748
ACCUMULATED NET INVESTMENT INCOME	$435,817	$63,671

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year
Institutional Class
	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
Net Asset Value, Beginning of Year	$9.54	$10.00

Income/(loss) from investment operations:
Net investment income(1)	0.39	0.34
Net realized and unrealized gain/(loss) on investments(2)	0.41	(0.55)
Total from investment operations	0.80	(0.21)

Less distributions paid:
From net investment income	(0.33)	(0.22)
From net realized gain on investments	(0.02)	(0.03)
Total distributions paid	(0.35)	(0.25)

Net Asset Value, End of Year	$9.99	$9.54

Total return(3)	8.42%	(2.13)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$77,183	$7,005

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	2.34%	5.94%
Excluding dividends, amortization and
interest expense on short positions	2.27%	5.84%
After waivers and reimbursements of expenses	1.52%	2.00%
Excluding dividends, amortization and
interest expense on short positions(4)	1.45%	1.90%
Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses(5)	3.06%	(0.47)%
After waivers and reimbursements of expenses(5)	3.88%	3.47%
Portfolio turnover rate(6)(7)	87.15%	93.12%

(1)	Per share net investment gain was calculated using average shares outstanding.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Effective January 28, 2016, the expense cap was lowered to 1.45% from 1.95%.
(5)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year
Class A

	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
Net Asset Value, Beginning of Year	$9.52	$10.00

Income/(loss) from investment operations:
Net investment income(1)	0.37	0.37
Net realized and unrealized gain/(loss) on investments(2)	0.40	(0.61)
Total from investment operations	0.77	(0.24)

Less distributions paid:
From net investment income	(0.30)	(0.21)
From net realized gain on investments	(0.02)	(0.03)
Total distributions paid	(0.32)	(0.24)

Net Asset Value, End of Year	$9.97	$9.52

Total return(3)(8)	8.13%	(2.41)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$1,235	$1,032

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	3.21%	5.89%
Excluding dividends, amortization and
interest expense on short positions	3.10%	5.80%
After waivers and reimbursements of expenses	1.81%	2.18%
Excluding dividends, amortization and
interest expense on short positions(4)	1.70%	2.09%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	2.31%	0.17%
After waivers and reimbursements of expenses(5)	3.71%	3.88%
Portfolio turnover rate(6)(7)	87.15%	93.12%

(1)	Per share net investment gain was calculated using average shares outstanding.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Effective January 28, 2016, the expense cap was lowered to 1.70% from 2.20%.
(5)	The net investment income ratios include dividends, amortization and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(8)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements
February 28, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies with the Trust.  The investment objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund’s inception date was February 27, 2015 and it commenced investment operations on March 1, 2015 for both the Institutional Class and Class A shares.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, shareholder servicing fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service (“Pricing Service”).  Forward currency contracts are valued at the mean between the bid and asked prices by an approved Pricing Service.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Bank loans are valued at prices supplied by a Pricing Service, if available, and otherwise will be valued at the most recent bid quotations or evaluated prices, as applicable, based on quotations or prices obtained from one or more broker-dealers known to follow the issue.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Debt securities, including corporate bonds, bank loans, and short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using constant yield 2 method.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2017:

	Level 1	Level 2	Level 3	Total
Assets(1):
Bank Loans	$—	$5,029,766	$—	$5,029,766
Corporate Bonds	—	46,947,835	—	46,947,835
Corporate Bond Stubs	—	—	944,000	944,000
Short-Term Investments	26,632,840	—	—	26,632,840
Total Assets	$26,632,840	$51,977,601	$944,000	$79,554,441
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(1,274,687)	$—	$(1,274,687)
Total Liabilities	$—	$(1,274,687)	$—	$(1,274,687)

(1)	See the Schedule of Investments for industry classifications.

The Fund did not have any transfers between any levels for the year ended February 28, 2017. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value.

Beginning Balance – March 1, 2016	$—
Purchases	944,000
Sales	—
Realized Gains	—
Realized Losses	—
Change in unrealized appreciation (depreciation)	—
Transfer in/(out) of Level 3	—
Ending Balance – February 28, 2017	$944,000

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

The Fund measures Level 3 securities as of the beginning and end of each financial reporting period.

The following is quantitative information about significant unobservable inputs used by the Fund as of February 28, 2017.

		Fair Value	Valuation	Unobservable
Type of Security	Industry	at 2/28/2017	Techniques	Inputs	Range
Corporate Bond Stub	Automobiles	$944,000	Cost	Broker	N/A
	& Components		Quote

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 28, 2017, the Fund had deposits at brokers of $250,380 which served as collateral for securities sold short.  The Fund’s deposits at brokers for securities sold short are with Interactive Brokers.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2017, the Fund did not incur any interest or penalties.

(e) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  The Fund may make additional distributions if deemed to be desirable during the year.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Treatment of income and capital gain distributions for federal income tax purposes may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(h) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Shareholder servicing fees are expensed up to 0.15% and 0.10% of average daily net assets of the Class A shares and Institutional Class shares, respectively.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield 2 method.

(j) Loan Participation

When purchasing participation interests in a loan, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation agreement, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At February 28, 2017, the Fund had $2,661,518 in unsettled domestic and foreign loan commitments.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2017 were as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,131,233	$167,194

As of February 28, 2017, the components of accumulated earnings on a tax basis were as follows:
Cost basis of investments for federal income tax purposes	$79,248,085
Gross tax unrealized appreciation	809,076
Gross tax unrealized depreciation	(502,720)
Net tax unrealized appreciation on investment	$306,356
Net tax unrealized depreciation on short sales	(1,567)
Total net unrealized appreciation	$304,789
Undistributed ordinary income	435,817
Undistributed long-term capital gain	—
Total distributable earnings	$435,817
Other accumulated losses	(89,688)
Total accumulated earnings	$650,918

At February 28, 2017, the Fund deferred, on a tax basis, post-October losses of $89,688.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2017, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Net Investment Income	$2,142
Accumulated Net Realized Loss	$(2,142)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through February 27, 2018 for the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expense

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.45% and 1.70% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for the year are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

February 28, 2019	$236,323
February 29, 2020	$305,052

Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and Pinebank Asset Management, LP.  Under the terms of the sub-advisory agreement, the Adviser compensates Pinebank Asset Management, LP based on the portion of the Fund’s average daily net assets which it has been allocated to manage.

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees incurred pursuant to the 12b-1 Plan during the year ended February 28, 2017, as well as the fees owed as of February 28, 2017.

Fees Owed	Fees Incurred
$482	$2,726

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% and 0.15% of the Fund’s average daily net assets attributable to Institutional Class shares and Class A shares, respectively, to other financial institutions for shareholder servicing. The following table details the fees incurred for the Fund pursuant to the Shareholder Serving Plan during the year ended February 28, 2017, as well as the fees owed as of February 28, 2017.

Fees Owed	Fees Incurred
$5,045	$25,630

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the year ended February 28, 2017, and owed as of February 28, 2017, are as follows:

	Fees Owed	Fees Incurred
Fund Administration	$24,311	$102,277

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees incurred for the year ended February 28, 2017, and owed as of February 28, 2017, are as follows:

	Fees Owed	Fees Incurred
Pricing Fees	$2,344	$8,523
Transfer Agency	$14,666	$55,179
Custody	$2,789	$6,169

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended February 28, 2017, and owed as of February 28, 2017, is as follows:

	Fees Owed	Fees Incurred
Chief Compliance Officer	$3,454	$12,814

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Shares sold	7,510,152	826,344
Shares issued to holders in
reinvestment of distributions	49,795	12,403
Shares redeemed	(570,536)	(104,497)
Net increase	6,989,411	734,250

Class A
	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Shares sold	20,223	113,267
Shares reinvested	3,436	929
Shares redeemed	(8,192)	(5,810)
Net increase	15,467	108,386

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2017

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the year ended February 28, 2017, were $63,038,243 and $18,443,621, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2017, National Financial Services, LLC and Pershing, LLC held 27.79% and 71.78% of the Fund’s outstanding Class A shares, respectively.  At February 28, 2017, Band & Co. held 54.21% of the Fund’s outstanding Institutional Class shares.

(10)	Subsequent Event
On March 15, 2017 the Fund declared and paid a distribution of $15,302 and $530,884 to the Class A and Institutional Class shareholders of record on March 14, 2017, respectively.

(11)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

COLLINS LONG/SHORT CREDIT FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Collins Long/Short Credit Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Collins Long/Short Credit Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian, agency banks, and brokers or by other appropriate audit procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Collins Long/Short Credit Fund as of February 28, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 28, 2017

COLLINS LONG/SHORT CREDIT FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS LONG/SHORT CREDIT FUND
Additional Information
(Unaudited)

Tax Information

For the year ended February 28, 2017, 8.26% of taxable ordinary income distributions were designated as short-term capital gain distribution under the Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 60		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	35	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 73		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Chief Operating	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	Officer (2016–		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	present); Executive		end investment
Age: 54		2001	Vice President,		company with
			U.S. Bancorp Fund		ten portfolios);
			Services, LLC		Trustee, USA
			(1994–present).		MUTUALS (an
open-end
investment
company with
two portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer,	January 24,	Services, LLC
Age: 43	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 35		2015	Services, LLC
(2012–present).

Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President, U.S.
Milwaukee, WI 53202	Officer, Vice	July 1,	Bancorp Fund
Age: 56	President	2014	Services, LLC
	and Anti-	(January 2014–
	Money	present); CCO
	Laundering	(2003–2013)
	Officer	and Senior
Vice President,
Ariel Investments,
LLC (2010–2013).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Kelly A. Burns	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		April 23,	Bancorp Fund
Age: 29		2015	Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 1,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS LONG/SHORT CREDIT FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.  Dr. Akers holds a Ph. D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the first fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for this fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2017	FYE 2/29/2016
Audit Fees	$16,500	$16,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2017	FYE 2/29/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the first year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2017	FYE 2/29/2016
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     May 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     May 2, 2017

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     May 2, 2017

* Print the name and title of each signing officer under his or her signature.